UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2008
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27876 (Commission File Number)	86-0787377 (IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 29, 2008, JDA Software Group, Inc. (JDA”), Credit Suisse, Credit Suisse Securities (USA) LLC (together, “Credit Suisse”), Wachovia Bank, National Association and Wachovia Capital Markets, LLC (together with Wachovia Bank, “Wachovia) entered into an amendment attached as Exhibit 10.1 (the “Amendment”) to the Commitment Letter dated August 10, 2008 by and among JDA, Credit Suisse and Wachovia (the “Letter”). JDA entered into the Letter to secure a commitment for the funding of (the “Financing”), among other things, JDA’s acquisition of i2 Technologies, Inc. (“i2”). The Letter was filed as Exhibit 10.2 to JDA’s current report on Form 8-K on August 11, 2008.
     The Amendment amends the Letter to provide, for among other things, a reduction in JDA’s consolidated pro forma earnings before income tax, depreciation and amortization for the four fiscal quarter period most recently ended prior to the closing of JDA’s acquisition of i2 from $136,300,000 to $130,000,000. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.
Additional Information and Where to Find It
     This Current Report on Form 8-K is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Definitive Proxy Statement soliciting approval for the proposed transaction. The Definitive Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Definitive Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com/investor or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas, 75234, Attention: Investor Relations (telephone: 469-357-1000).
     i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers will be included in the Definitive Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov. i2’s filings are available free of charge on i2’s corporate website at www.i2.com/investor on its investor relations page or by telephone as listed below. JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov. JDA’s filings are available free of charge on JDA’s corporate website at www.jda.com on its investor relations page or by telephone as listed below.

Item 8.01 Other Events.
     On September 30, 2008, JDA issued a press release announcing that Credit Suisse and Wachovia had confirmed their commitment to provide JDA with the Financing and that Wells Fargo Foothill had joined the financing syndicate. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Information Not “Filed”
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Amendment dated September 29, 2008 to the Commitment Letter dated August 10, 2008 by and among JDA Software Group, Inc., Credit Suisse, Credit Suisse Securities (USA) LLC, Wachovia Bank, National Association and Wachovia Capital Markets, LLC

99.1	JDA Software Group, Inc. press release dated September 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	JDA Software Group, Inc.
	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment dated September 29, 2008 to the Commitment Letter dated August 10, 2008 by and among JDA Software Group, Inc., Credit Suisse, Credit Suisse Securities (USA) LLC, Wachovia Bank, National Association and Wachovia Capital Markets, LLC

99.1	JDA Software Group, Inc. press release dated September 30, 2008.